N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Manish Mehta, certify that:

1.	I have reviewed this report on Form N-CSRS for the following fifty-eight series of iShares Trust: iShares iBonds Sep 2015 AMT-Free Muni Bond ETF, iShares iBonds Sep 2016 AMT-Free Muni Bond ETF, iShares iBonds Sep 2017 AMT-Free Muni Bond ETF, iShares iBonds Sep 2018 AMT-Free Muni Bond ETF, iShares iBonds Sep 2019 AMT-Free Muni Bond ETF, iShares iBonds Sep 2020 AMT-Free Muni Bond ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares International Preferred Stock ETF, iShares U.S. Preferred Stock ETF, iShares Nasdaq Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Global 100 ETF, iShares Global Clean Energy ETF, iShares Global Infrastructure ETF, iShares Global Nuclear Energy ETF, iShares Global Timber & Forestry ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF, iShares Global Telecom ETF, iShares Global Utilities ETF, iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares Japan Large-Cap ETF, iShares Latin America 40 ETF, iShares India 50 ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Core U.S. Growth ETF, iShares Core U.S. Value ETF, iShares Micro-Cap ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: November 24, 2014	/s/ Manish Mehta	President (Principal Executive Officer)
	Manish Mehta [Signature]	[Title]

N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-CSRS for the following fifty-eight series of iShares Trust: iShares iBonds Sep 2015 AMT-Free Muni Bond ETF, iShares iBonds Sep 2016 AMT-Free Muni Bond ETF, iShares iBonds Sep 2017 AMT-Free Muni Bond ETF, iShares iBonds Sep 2018 AMT-Free Muni Bond ETF, iShares iBonds Sep 2019 AMT-Free Muni Bond ETF, iShares iBonds Sep 2020 AMT-Free Muni Bond ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares International Preferred Stock ETF, iShares U.S. Preferred Stock ETF, iShares Nasdaq Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Global 100 ETF, iShares Global Clean Energy ETF, iShares Global Infrastructure ETF, iShares Global Nuclear Energy ETF, iShares Global Timber & Forestry ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF, iShares Global Telecom ETF, iShares Global Utilities ETF, iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares Japan Large-Cap ETF, iShares Latin America 40 ETF, iShares India 50 ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Core U.S. Growth ETF, iShares Core U.S. Value ETF, iShares Micro-Cap ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: November 24, 2014	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]